Exhibit 10.7(j)


                                                                [EXECUTION COPY]

                                HOLDINGS GUARANTY

     This GUARANTY (this "Guaranty"), dated as of January 26, 1996, is made by INFLO HOLDING CORPORATION, a Delaware corporation (the "Guarantor"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent)" for each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of January 26, 1996 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Keebler Acquisition Corp., a Delaware corporation (to be merged with and into UB Investments US Inc. and to become known as Keebler Holding Corp.) (the "Borrower"), the various financial lending institutions as are, or may from time to time become, parties thereto (the "Lenders"), the Co-Agents named therein and The Bank of Nova Scotia, as the Administrative Agent for the Lenders, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty;

     WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

     WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make each Credit Extension (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Guarantor agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Administrative Agent" is defined in the preamble.

     "Borrower" is defined in the first recital.

     "Credit Agreement" is defined in the first recital.

     "Guarantor" is defined in the preamble.

     "Guaranty" is defined in the preamble.

     "Lender Party" means, as the context may require, any Lender, the Issuer, each Co-Agent and the Administrative Agent and each of their respective successors, transferees and assigns.

     "Lenders" is defined in the first recital.

     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                   ARTICLE II

                               GUARANTY PROVISIONS

     SECTION 2.1. Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably

            (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing under the Credit Agreement, the Notes, any Letter of Credit and each other Loan Document to which the Borrower or such other Obligor is or may become a party (or, in the case of Letters of Credit, is or may become the account party), whether for principal, interest, Reimbursement Obligations, fees, expenses or otherwise (including all such amounts which would become due but for


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

      the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

            (b) indemnifies and holds harmless each Lender Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that the Guarantor shall be liable under this Guaranty only for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

     SECTION 2.2. Acceleration of Guaranty. The Guarantor agrees that, in the event of the dissolution or insolvency of the Borrower, any other Obligor or the Guarantor (other than, for purposes of this Section, an Immaterial Subsidiary), or the inability or failure of the Borrower, any other Obligor or the Guarantor to pay debts as they become due, or an assignment by the Borrower, any other Obligor or the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Borrower, any other Obligor or the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, the Guarantor agrees that it will pay to the Lenders forthwith the full amount which would be payable hereunder by the Guarantor if all such Obligations were then due and payable.

     SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full, all Letters of Credit have been terminated or expired, all obligations of the Guarantor hereunder shall have been paid in full and all Commitments shall have terminated. The Guarantor guarantees that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law,


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

regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any Note with respect thereto. The liability of the Guarantor under this Guaranty shall be joint and several, and shall be absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

            (b) the failure of any Lender Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including the Guarantor)) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor (including the Guarantor) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor;

            (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or non- perfection of any collateral, or any amendment to or waiver


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

      or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party or any holder of any Note securing any of the Obligations of the Borrower or any other Obligor; or

            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

     SECTION 2.4. Reinstatement, etc. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

     SECTION 2.5. Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Guaranty and any requirement that the Administrative Agent, any other Lender Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

     SECTION 2.6. Postponement of Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Obligations of the Borrower and each other Obligor. Any amount paid to the Guarantor on account of any such subrogation rights prior to the payment in full of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Lender Parties and each holder of a Note and shall immediately be paid to the Lender Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

            (a) the Guarantor has made payment to the Lender Parties and any holder of a Note of all or any part of the Obligations of the Borrower or any other Obligor, and


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

            (b) all Obligations of the Borrower and each other Obligor have been paid in full and all Commitments have been permanently terminated,

each Lender Party and each holder of a Note agrees that, at the Guarantor's request, the Lender Parties and the holders of the Notes, will execute and deliver to the Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by the Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, the Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Lender Party or any holder of a Note.

     SECTION 2.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

            (a) be binding upon the Guarantor, and the Guarantor's successors, transferees and assigns; and

            (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties. The Guarantor hereby represents and warrants to each Lender Party that:

            (a) the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to the Guarantor and its properties, are true and


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

      correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Section; and

            (b) it has the power and authority to execute and deliver the Subordinated Guaranty and to execute and deliver, and incur the Indebtedness evidenced by, the Seller Note and has duly authorized, executed and delivered the Subordinated Guaranty and the Seller Note. Once executed and delivered by the Guarantor, each of the Subordinated Guaranty and the Seller Note will constitute the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The subordination provisions of each of the Subordinated Guaranty and the Seller Note will be enforceable against the Subordinated Noteholder and the holder of the Seller Note, as the case may be, by each Lender Party which has not effectively waived the benefits thereof. All monetary Obligations, including those to pay principal of and interest (including post-petition interest, whether or not permitted as a claim) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Indebtedness" (as defined in the Seller Note by reference to Bridge Note Agreement) and all such Obligations are entitled to the benefits of the subordination created under ___________ of the Subordinated Guaranty and paragraph number 4 of the Seller Note. The Guarantor acknowledges that each Lender Party is entering into the Credit Agreement, and is extending its Commitments, in reliance upon the subordination provisions of ___________ of the Subordinated Guaranty and paragraph number 4 of the Seller Note.

                                   ARTICLE IV

                                 COVENANTS, ETC.

     SECTION 4.1. Covenants. The Guarantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid, any Letters of Credit shall be outstanding or any Lender shall have any outstanding Commitment, the Guarantor will, unless


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

the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section.

     SECTION 4.1.1. Maintenance of Corporate Existence; Payment of Net Equity Proceeds. The Guarantor will cause to be taken all actions necessary to maintain and preserve at all times its corporate existence. Upon receipt of any Net Equity Proceeds, the Guarantor will repay, or cause the Borrower to repay, the Loans in the amounts and on the dates required pursuant to clause (e) of Section
3.1.1 of the Credit Agreement.

     SECTION 4.1.2. Financial Information, Reports, Notices, etc. The Guarantor will furnish, or will cause to be furnished, to each Lender,each Issuer and the Administrative Agent copies of the following reports, notices and information:

            (a) promptly after the sending or filing thereof, copies of all reports and registration statements which the Guarantor or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

            (b) promptly following the delivery or receipt, as the case may be, of any material written notice or communication pursuant to or in connection with either Seller Note Indenture or any of the Seller Notes, a copy of such notice or communication;

     SECTION 4.1.3. Compliance with Laws, etc. The Guarantor will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

            (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; and

            (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 4.1.4. Business Activities. The Guarantor will not engage in any business activity other than in connection with the Guarantor's continuing ownership of the issued and outstanding shares of capital stock of the Borrower.


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

     SECTION 4.1.5. Indebtedness. The Guarantor will not create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

            (a) Indebtedness incurred in the ordinary course of its business activities permitted pursuant to Section 4.1.4;

            (b) in respect of the Obligations;

            (c) Indebtedness in respect of the Seller Note; and

            (d) Indebtedness incurred under the Subordinated Guaranty.

     SECTION 4.1.6. Liens, etc. The Guarantor will not create, incur, assume, or enter into any agreement which by its terms creates, incurs or assumes any Lien upon any of its assets (including any shares of capital stock of the Borrower), whether now owned or hereafter acquired by the Guarantor except as permitted pursuant to Section 7.2.3 of the Credit Agreement; nor will the Guarantor sell, transfer, contribute or otherwise dispose of or convey (or grant any options, warrants or other rights with respect thereto) any shares of capital stock of the Borrower (except pursuant to a transaction in which all Obligations will be simultaneously discharged in full and all Commitments will be simultaneously terminated in full).

     SECTION 4.1.7. Investments. The Guarantor will not make, incur, assume or suffer to exist any Investment in any other Person, except Investments in the Borrower.

     SECTION 4.1.8. Fixed Assets. The Guarantor will not make or commit to make any Capital Expenditure or enter into any arrangement which would give rise to any Capitalized Lease Liability.

     SECTION 4.1.9. Rental Obligations. The Guarantor will not enter into any arrangement which involves the leasing by the Guarantor from any lessor of any real or personal property (or any interest therein) other than the lease of office space.

     SECTION 4.1.10. Consolidation, Merger. The Guarantor will not wind-up, liquidate or dissolve, consolidate or amalgamate with, or merge into or with any other corporation or purchase or otherwise acquire all or any part of the assets of any Person (or division thereof).

     SECTION 4.1.11. Asset Dispositions, etc. The Guarantor will not sell, transfer, lease or otherwise dispose of, or grant to any Person options, warrants or other rights with respect to


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any of its assets, unless otherwise permitted by the Credit Agreement.

     SECTION 4.1.12. Modification of Certain Agreements. Without the prior written consent of the Required Lenders, the Guarantor will not (a) make any payment on account of the Seller Note, other than as required pursuant to the terms thereof, or (b) consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to the Seller Note, other than any waiver of a default by the Guarantor, if the effect of such amendment, supplement or modification is to (i) increase the principal amount of, or increase the interest rate on, the Seller Note, advance any dates upon which payments of principal or interest are due thereon or change any of the covenants with respect thereto in a manner which is more restrictive to Holdings or its Subsidiaries or (ii) change any event of default or condition to an event of default with respect thereto, or change the redemption, prepayment or defeasance provisions thereof, if (in the case of this clause (b)(ii)), the effect of such amendment or change, individually or together with all other amendments or changes made, is to increase the obligations of Holdings thereunder or to confer any additional rights on the holders of the Seller Note.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

     SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Lender Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that the Guarantor may assign any of its obligations hereunder without the prior written consent of all Lenders.

     SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the


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

case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 5.4. Addresses for Notices to the Guarantor. All notices and other communications provided to the Guarantor under this Guaranty shall be in writing or by facsimile and addressed, delivered or transmitted to the Guarantor at its address or facsimile number set forth on Schedule 1 hereto or at such other address or facsimile number as may be designated by the Guarantor in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION 5.5. No Waiver; Remedies. In addition to, and not in limitation of,
Section 2.3 and Section 2.5, no failure on the part of any Lender Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 5.6. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     SECTION 5.7. Setoff. In addition to, and not in limitation of, any rights of any Lender Party or any holder of a Note under applicable law, each Lender Party and each such holder shall, upon the occurrence of any Event of Default described in any of clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, any Event of Default, have the right to appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, whether or not then due, and the Guarantor hereby grants to each Lender Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with such Lender Party or such holder and any and all property of every kind or description of or in the name of the Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, such Lender Party, such holder or any agent or bailee for such Lender Party or such holder; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement.


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

     SECTION 5.8. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SECTION 5.9. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 5.10. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

     SECTION 5.11. Waiver of Jury Trial. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY


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

HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.


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

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                INFLO HOLDINGS CORPORATION


                                                By
                                                  --------------------------
                                                   Title:



                                                THE BANK OF NOVA SCOTIA
                                                  as Administrative Agent


                                                By
                                                  --------------------------
                                                   Title:


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

                                                                      Schedule 1

                              Addresses for Notice


Inflo Holdings Corporation

c/o Mr. David van Zandt
Northwestern University Law School
357 East Chicago Avenue
Chicago, IL 60611

Telephone No.: (312) 503-0470
Facsimile No.: (312) 503-7694


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